Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Heyu Leisure Holidays Corporation:

We consent to the inclusion in the foregoing Registration Statement on Form S-1 of our report dated March 31, 2014 relating to our audits of the balance sheet of Heyu Leisure Holidays Corporation (the “Company”) as of December 31, 2013, and the related statements of income, comprehensive income, stockholders' equity, and cash flows for the period from July 9, 2013 (Inception) through December 31, 2013.Our report dated March 31, 2014, relating to the financial statements includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

We also consent to the reference to us under the caption “Experts” in the Registration Statement.

/s/ Anton & Chia, LLP
Newport Beach, California
February 9, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Hong Kong Heyu Capital Limited

We consent to the inclusion in the foregoing Registration Statement on Form S-1 of our report dated February 9, 2015 relating to our audits of the balance sheet of Hong Kong Heyu Capital Limited (the ”Company”) as of December 31, 2013, and the related statements of operations, change in stockholders' equity, and cash flows for the period from June 27, 2013 (Inception) through December 31, 2013.Our report dated February 6, 2015, relating to the financial statements includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

We also consent to the reference to us under the caption “Experts” in the Registration Statement.

/s/ Anton & Chia, LLP
Newport Beach, California
February 9, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Xiamen Wujiaer Hotel Co., Ltd.

We consent to the inclusion in the foregoing Registration Statement on Form S-1 of our report dated February 9, 2015 relating to our audits of the balance sheets of Xiamen Wujiaer Hotel Co, Ltd. (the“Company”) as of December 31, 2012 and 2013, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended. Our report dated February 6, 2015, relating to the financial statements includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

We also consent to the reference to us under the caption “Experts” in the Registration Statement.

/s/ Anton & Chia, LLP
Newport Beach, California
February 9, 2015